Stockholders' Equity	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Stockholders' Equity
14. STOCKHOLDERS' EQUITY

Common Stock — The Company has authorized 90 million shares of common stock with a par value of $0.01 per share. No dividends have been declared or paid.

Share Repurchase Authorization — On November 2, 2017, the Company announced that the Board of Directors adopted a stock repurchase program. The stock repurchase program authorizes the Company to repurchase up to $400 million of the Company’s common stock at any time, or from time to time. Any repurchases under the program may be made by means of open market transactions, negotiated block transactions, or otherwise, including pursuant to a repurchase plan administered in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The size and timing of any repurchases will depend on price, market and business conditions, and other factors. The Company was authorized to enter into an administrative repurchase plan for $50 million of the $400 million in fiscal 2018. The administrative repurchase plan expired as of December 31, 2018. The Company continues to have the ability to make discretionary repurchases up to an annual cap of $150 million under the $400 million total authorization. Any shares repurchased will be held as treasury stock.

There were no amounts repurchased during the year December 31, 2019. For the year ended December 31, 2018, the Company repurchased approximately 1.2 million shares of common stock for a total of $54.6 million. For the year ended December 31, 2017, the Company repurchased approximately 0.6 million shares of common stock for a total of $28.7 million.

Preferred Stock — The Company has authorized 10 million shares of preferred stock with a par value of $0.01 per share. No preferred stock has been issued.